Exhibit 2

                               PURCHASE AGREEMENT

      THIS  PURCHASE  AGREEMENT is entered into as of July 25, 2006 by and among
T. K. BALAJI, K. SARAVAN KUMAR and T. K. SHIVAJI RAO (collectively, the "Principals"); SECURENEXT SOFTWARES PRIVATE LIMITED, an Indian corporation (the "Seller"); 110 MEDIA GROUP, INC., a Delaware corporation (the "Parent"); and BYINDIA, INC., a Florida corporation (the "Purchaser"),

                                    RECITALS:

      WHEREAS, the Principals constitute all of the shareholders, directors and officers of the Seller; and

      WHEREAS, the Seller desires to sell the Intellectual Property (as such term is hereinafter defined) to the Purchaser, and the Purchaser desires to purchase the Intellectual Property, on the terms and conditions set forth in this Purchase Agreement (the "Agreement");

      NOW THEREFORE, in consideration of the Recitals and the respective representations, warranties, covenants, agreements and indemnities of the parties set forth herein, each of the parties agrees as follows:

                                    ARTICLE I
                                Sale and Purchase

      1.1 Intellectual Property. The term "Intellectual Property" means all intellectual property in which the Seller has a proprietary interest of any kind or nature whatsoever relating in any manner to the product known as "ByIndia," whether developed or existing on the date of this Agreement or created or developed subsequent to the date of this Agreement. Without limiting the generality of the immediately preceding sentence, the term "Intellectual Property" includes, with respect to the product known as "ByIndia," (i) all computer software and subsequent versions thereof, including source code, object, executable or binary code, objects, comments, screens, user interfaces, report formats, modules, templates, menus, buttons and icons and all files, data, materials, manuals, design notes and other items and documentation related in any manner thereto or associated in any manner therewith, (ii) all know-how, trade secrets, confidential or proprietary information, technical information, data, process technology, plans, drawings, blue prints, procedures, techniques, marketing plans, business plans, methods of management and operation and all other information, (iii) all patents, patent applications and inventions and discoveries that may be patentable, (iv) all registered and unregistered copyrights in both published works and unpublished works relating thereto and
(v) all modifications, improvements and enhancements of all of the foregoing.


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

      1.2 Sale and Purchase. For and in consideration of the Purchase Price (as such term is hereinafter defined), the Seller hereby sells, transfers, assigns and conveys to the Purchaser, free and clear of all liens, pledges, encumbrances, charges, restrictions or claims of any kind, nature, or description whatsoever, all of the Intellectual Property.

      1.3 Purchase Price. The purchase price for the Intellectual Property (the "Purchaser Price") shall be (a) Eighty Thousand United States Dollars (US$80,000.00) and (b) Two Hundred Fifty Thousand (250,000) shares of common stock, par value $.001 per share, of the Parent (collectively, the "Shares").

      1.4 Payment of Purchase Price. The Purchase Price shall be payable by the Purchaser to the Seller as follows:

            (a) Forty United States Thousand Dollars (US$40,000.00) and One Hundred Thousand (100,000) of the Shares shall be delivered by the Purchaser to the Seller upon (i) the delivery and satisfactory installation of the software (other than the software currently under development) comprising a portion of the Intellectual Property on the Purchaser's server located in the State of Florida of the United States of America and (ii) the delivery of all other items of Intellectual Property by the Seller to the Purchaser; and

            (b) Forty Thousand United States Dollars (US$40,000.00) and One Hundred Fifty Thousand (150,000) of the Shares shall be delivered by the Purchaser to the Seller upon (i) the delivery and satisfactory installation of the software currently under development comprising a portion of the Intellectual Property on the Purchaser's server located in the State of Florida of the United States of America and (ii) the delivery of all items of Intellectual Property relating to such software currently under development by the Seller to the Purchaser.

                                   ARTICLE II
     Certain Representations and Warranties of the Principals and the Seller

      In order to induce the Parent and the Purchaser to execute and deliver this Agreement, and to perform their respective obligations hereunder, each of the Principals and the Seller, jointly and severally, represents and warrants to each of the Parent and the Purchaser as follows:

      2.1 Organization. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the Republic of India and has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business as it is now being conducted. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Seller's charter documents.

      2.2 Authority and Validity. Each of the Principals and the Seller has full power and authority to execute and deliver this Agreement and to perform his or its respective obligations hereunder; the execution and delivery by the Seller of this Agreement and the performance by the Seller of its obligations hereunder have been authorized by all necessary corporate action of the Seller; this Agreement has been duly and validly executed and delivered by each of the Principals and the Seller and constitutes the legal, valid and binding obligation of each of the Principals and the Seller; and this Agreement is enforceable against each of the Principals and the Seller in accordance with its terms.


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

      2.3 No Governmental Authorizations Required. No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or governmental body is required in connection with the execution and delivery by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby, including without limitation the sale and transfer of the Intellectual Property to the Purchaser.

      2.4 Ownership of Seller. All of the shares of the Seller or other equity interests in the Seller are legally and beneficially owned solely by the Principals.

      2.5 Title to Intellectual Property.

            (a) The Seller has good, valid and marketable title to all of the Intellectual Property, free and clear of all liens, pledges, encumbrances, charges, restrictions or claims of any kind, nature, or description whatsoever.

            (b) No third party has any right to, and the Seller has not received any notice of infringement of or conflict with asserted rights of any other party with respect to, any of the Intellectual Property. The Seller has no knowledge of any possible or unasserted claim with respect to the Intellectual Property.

            (c) The Seller has not sold, assigned, transferred, conveyed or licensed any rights in the Intellectual Property to any third party.

            (d)  The  Seller  owns  no  other  intellectual  property,   whether
completed or in development, of a similar nature, or with a similar commercial purpose, to the Intellectual Property.

      2.6 Compliance with Laws. To the best of its knowledge, the Seller is not in material violation of any federal, state, or local statute, law, rule and/or regulation.

      2.7 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Seller after reasonable investigation, threatened by or against the Seller or affecting the Seller or its properties and assets (including without limitation the Intellectual Property), at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Seller does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

                                   ARTICLE III
          Certain Representations, Warranties, Covenants and Agreements
      of the Principals and the Seller Relating to Securities Laws Matters

      In order to induce the Parent to execute and deliver this Agreement, and to perform its obligations hereunder, each of the Principals and the Seller, jointly and severally, represents and warrants to the Parent, and covenants and agrees with the Parent, as follows:

      3.1 Exemption from Registration. The Seller acknowledges that the offer, issuance and sale to him of the Shares is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), in reliance on one or more exemptions therefrom.

      3.2 Residence and Domicile. Each of the Principals is a citizen of the Republic of India. Each of the Principals and the Seller is a resident and domiciliary of the City of Chennai, State of Tamil Nadu, of the Republic of India.

      3.3 Information. The Seller, by and through the Principals, has had the opportunity to review the information regarding the Parent available at www.sec.gov. The Seller, by and through the Principals, has had the opportunity to ask questions of, and to receive answers from, officers and employees of the Parent and the Purchaser concerning the Parent and its business, affairs and operations, the Purchaser and its business, operations and affairs, and the transactions contemplated by this Agreement, and to obtain any additional information desired by it. The Seller acknowledges that the officers and employees of the Parent and the Purchaser have answered all inquiries made on its behalf to the satisfaction of the Principals.

      3.4 Evaluation of Information. The Seller, by virtue of the education, training and experience of the Principals, has such knowledge and experience in financial and business matters that it is capable of understanding the information regarding the Parent available at www.sec.gov and otherwise provided to it by the Parent and the Purchaser, and of evaluating the merits and risks of its investment in the Shares to be issued pursuant to this Agreement.

      3.5 Investment. The Shares are being acquired solely for the account of the Seller, for investment, and not with a view to, or for resale in connection with, any "distribution" within the meaning of the Act. By such representation, the Seller means that no other person has a beneficial interest in the Shares, and that no other person has furnished or will furnish, directly or indirectly, any part of or guarantee the payment of any part of the consideration paid to the Parent in connection therewith. The Seller does not intend to distribute all or any part of the Shares and understands that the Shares are being offered pursuant to a specific exemption or exemptions under the provisions of the Act, which exemption(s) depends, among other things, upon the investment intent of the Seller. The Seller realizes that, in the view of the Securities and Exchange Commission, a purchase now with an intent to resell by reason of any foreseeable specific contingency or an anticipated change in market value or in the condition of the Parent or of its property, or in connection with a contemplated liquidation or settlement of any loan obtained by the Seller for the acquisition of such security would represent a purchase with an intent inconsistent with the foregoing representation and warranty by the Seller, and that such a sale or disposition might be regarded as a deferred sale as to which the exemption is not available.


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

      3.6 No Registration. The Seller understands and acknowledges that the Parent has not registered, and has no obligation or present intention to register, under the Act or any applicable securities laws of any jurisdiction, the sale or transfer of the Shares. The Seller further acknowledges that no representations to the contrary have been made by any person on behalf of the Parent in connection with the acquisition of the Shares.

      3.7 Restricted Securities. The Seller acknowledges and agrees that the Shares may not be sold, assigned, transferred, conveyed, pledged or otherwise disposed of unless they are registered under the Act or an exemption from such registration is available. The Seller acknowledges and agrees that the Shares constitute "restricted securities," as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Act, and, unless sooner registered for sale under the Act, may not be sold or transferred for a period of one year from and after the date of this Agreement. Stop transfer instructions will be placed by the Parent against the Shares and the Parent shall not permit the transfer or other disposition of the Shares, unless and until such transfer or other disposition complies with all applicable laws, rules and regulations. The Seller shall not engage in any hedging transaction with regard to the Shares.

      3.8  Restrictive   Legend.  The  Seller  acknowledges  that  any  and  all
certificates   representing  the  Shares  will  bear  a  restrictive  legend  in substantially the following form:

            THE  SHARES  REPRESENTED  BY  THIS  CERTIFICATE  MAY  NOT  BE  SOLD,
      ASSIGNED,  TRANSFERRED,  CONVEYED,  PLEDGED,  HYPOTHECATED,  ENCUMBERED OR
      OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

                                   ARTICLE IV
              Certain Representations and Warranties of the Parent

      In order to induce the Principals and the Seller to execute and deliver this Agreement, and to perform their respective obligations hereunder, the Parent represents and warrants to the Principals and the Seller as follows:

      4.1 Organization. The Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware of the United States of America and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Parent's certificate of incorporation or bylaws.


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

      4.2 Authority and Validity. The Parent has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution and delivery by the Parent of this Agreement and the performance by the Parent of its obligations hereunder have been authorized by all necessary corporate action of the Parent; this Agreement has been duly and validly executed and delivered by the Parent and constitutes the legal, valid and binding obligation of the Parent; and this Agreement is enforceable against the Parent in accordance with its terms.

      4.3 Capitalization. The authorized capital stock of the Parent consists of Ten Million (10,000,000) shares of preferred stock, par value $.001 per share, of which, as of June 30, 2006, Three Hundred Thirty-Five Thousand Two Hundred Sixty-Eight (335,268) shares were issued and outstanding, and One Hundred
Million (100,000,000) shares of common stock, par value $.001 per share, of which, as of June 30, 2006, Seventeen Million Three Hundred Seventy-Seven
Thousand Sixty (17,377,060) shares were issued and outstanding. All such outstanding shares are fully paid and non-assessable.

      4.4 SEC Reports. The Parent has filed all reports required to be filed by it with the United States Securities and Exchange Commission. Such reports may be accessed at www.sec.gov.

      4.5 Compliance with Laws. To the best of its knowledge, the Parent is not in material violation of any federal, state, or local statute, law, rule and/or regulation.

      4.6 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Parent after reasonable investigation, threatened by or against the Parent or affecting the Parent or its properties and assets, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Parent does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

      4.7 Title to Shares. The Shares to be issued by the Parent pursuant to this Agreement are free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. None of such Shares is subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares.


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

                                    ARTICLE V
             Certain Representations and Warranties of the Purchaser

      In order to induce the Principals and the Seller to execute and deliver this Agreement, and to perform their respective obligations hereunder, the Purchaser represents and warrants to the Principals and the Seller as follows:

      5.1 Organization. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida of the United States of America and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Purchaser's certificate of incorporation or bylaws.

      5.2 Authority and Validity. The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution and delivery by the Purchaser of this Agreement and the performance by the Purchaser of its obligations hereunder have been authorized by all necessary corporate action of the Purchaser; this Agreement has been duly and validly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser; and this Agreement is enforceable against the Purchaser in accordance with its terms.

      5.3 Wholly-Owned Subsidiary. All of the issued and outstanding shares of common stock of the Purchaser are legally and beneficially owned by the Parent.

      5.4 Compliance with Laws. To the best of its knowledge, the Purchaser is not in material violation of any federal, state, or local statute, law, rule and/or regulation.

      5.5 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Purchaser after reasonable investigation, threatened by or against the Purchaser or affecting the Purchaser or its properties and assets, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Purchaser does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

                                   ARTICLE VI
              Certain Restrictions on the Principals and the Seller

      6.1 Certain Restrictive Covenants. Each of the Principals and the Seller covenants and agrees with the Parent and the Purchaser as follows:

            (a) He or it shall not at any time, directly or indirectly, for himself or itself or for any other individual, person, sole proprietorship, company, corporation, partnership, joint venture, trust, association or other entity, or any combination of the foregoing (collectively, "Persons" and, individually, a "Person") approach, counsel, solicit, induce or attempt to approach, counsel, solicit or induce any Person employed or engaged by the Parent or the Purchaser, whether such Person is a full-time employee, part-time employee or independent contractor, to terminate his, her or its employment or independent contractor relationship with the Parent or the Purchaser.


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

            (b) He or it shall not at any time, directly or indirectly, for himself or itself or for any other Person employ, attempt to employ or enter into any contractual arrangement for employment with, engage, attempt to engage or enter into any contractual arrangement for the engagement of, any employee or former employee or independent contractor or contractor of the the Parent or the Purchaser, unless such former employee or independent contractor shall not have been employed or engaged by the Parent or the Purchaser for a period of at least one year.

            (c) He or it shall not, for a period of seven years from and after the date of this Agreement, directly or indirectly, for himself or itself or for any other Person:

                  (i) acquire or own in any manner any interest in, or loan any amount to, any Person which competes in any manner with the Parent or the Purchaser in the United States of America, its territories and possessions, and the District of Columbia or in the Republic of India (collectively, the "Territory"); or

                  (ii) be employed by or serve as an employee, agent, officer, or director of, or as a consultant to, or as an independent contractor or salesperson for, any Person which competes in any manner with the Parent or the Purchaser in the Territory.

The foregoing provisions of this Section 6.1(c) shall not prevent the Principals or the Seller from acquiring and owning not more than one percent of the equity securities of any Person whose securities are listed for trading on a national securities exchange or are regularly traded in the over-the-counter securities market.

      6.2 Independent Agreements. The restrictive covenants set forth in Section
6.1 above (collectively, the "Restrictive Covenants") shall be construed as agreements independent of any other provision contained in this Agreement, and the existence of any claim or cause of action, whether predicated upon this Agreement or otherwise, against the Parent or the Purchaser shall not constitute a defense to the enforcement by the Parent or the Purchaser of any of the Restrictive Covenants. Each of the Principals and the Seller acknowledges that the Parent and the Purchaser has fully performed all obligations entitling it to the benefits of the Restrictive Covenants, and that the Restrictive Covenants, therefore, are not executory or otherwise subject to rejection under the Bankruptcy Code of 1978.

      6.3 Reasonable Restraint. Each of the parties acknowledges that each of the Restrictive Covenants is a reasonable and necessary restraint of trade and does not violate any applicable laws, rules or regulations, including without limitation the Sherman Antitrust Act, the Florida Antitrust Act or the common law. Each of the parties acknowledges that the Parent and the Purchaser conducts or will conduct its business activities throughout the Territory. Each of the parties acknowledges that each of the Restrictive Covenants is supported by valid and legitimate business interests, including without limitation the need to protect the Confidential Information and Trade Secrets of the Parent and the Purchaser (as such terms are hereinafter defined), and the need to protect the substantial relationships of the Parent and the Purchaser with its employees and independent contractors, current and prospective customers, and current and prospective vendors, and that the period of restriction set forth in Section 6.1(c) above is essential to the full protection of each of such valid and legitimate business interests.


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

      6.4 Severability. Each of the parties agrees that each of the Restrictive Covenants is reasonable and proper with respect to duration, geographical scope, and lines of business. If all or any portion of any of the Restrictive Covenants is held by a court of competent jurisdiction to be unreasonable, arbitrary or against public policy for any reason, then all or such portion of such Restrictive Covenants shall be considered divisible as to duration, geographical scope or lines of business, or may be otherwise narrowed so as to be enforceable. If a court of competent jurisdiction shall determine that a time period, a geographical area or a specified line of business is unreasonable, arbitrary or against public policy for any reason, then a shorter period, a smaller geographical area or a narrower line of business, as shall be determined by such court to be reasonable, non-arbitrary and not against public policy, may be enforced against the Principals and the Seller by the Parent and the Purchaser, as the case may be.

                                   ARTICLE VII
                   Confidential Information and Trade Secrets

      7.1 Certain Definitions.

            (a) "Confidential  Information"  includes  information which (a) has been or is developed or is otherwise owned by the Parent or the Purchaser, whether developed by the Company or by any other Person, (b) is not readily available to the public and not generally ascertainable by proper means by the public, (c) if disclosed to the public, would be harmful to the interests of the Parent or the Purchaser, (d) has limited disclosure within the Parent or the Purchaser, or (e) is treated or designated by the Parent or the Purchaser as being confidential. Confidential Information shall include the Intellectual Property and may otherwise consist of technical information, including without limitation inventions, formulas, compilations, computer programs, methods, purchasing techniques and processes, sales techniques and processes, market data and pricing and discounting practices, as well as the Parent's and the Purchaser's business information relating to the financial condition, financial arrangements, business plans or strategies (such as new products and services and plans for sales, marketing, purchasing, distribution, services or promotions), employee training materials, sales manuals, customer or contacts, accounts and the like, vendor or supplier lists, vendor or supplier needs, contacts, accounts and the like, personnel, payroll and financial data and records, and any and all data, information, plans, processes, procedures, methods and records of any kind or nature whatsoever, regardless of the form of storage medium and wherever located, related in any manner to the Parent or the Purchaser or its respective business, operations or affairs or its directors, officers, employees, agents or independent contractors.

            (b) "Trade Secrets" include the Intellectual Property and other Confidential Information which is sufficiently secret to derive actual or potential economic value to the Parent or the Purchaser from not being generally known to, and not being readily ascertainable by, the Parent's or the Purchaser's competitors and other Persons (including without limitation the Parent's or the Purchaser's vendors, suppliers and customers), which information gives, or has the potential of giving, the Parent or the Purchaser an advantage over the Parent's or the Purchaser's competitors or other Persons (including without limitation the Parent's or the Purchaser's vendors, suppliers and customers) which can obtain economic value from the disclosure or use of the information and which information the Parent or the Purchaser has taken, and will continue to take, reasonable steps to maintain as secret or confidential vis-a-vis its current and potential competitors and other Persons (including without limitation the Parent's or the Purchaser's vendors, suppliers and customers).


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

      7.2 Ownership of Confidential Information and Trade Secrets by the Company. Each of the Principals and the Seller acknowledges that he has received, used, had access to or became familiar with, or in the future will receive, use, have access to and become familiar with, the Confidential Information and the Trade Secrets which are owned by the Parent or the Purchaser or which are or will be otherwise used in connection with the Parent's or the Purchaser's current or future business. Each of the Principals and the Seller acknowledges and agrees that all such Confidential Information and Trade Secrets are and shall remain the sole and exclusive property of the Parent and the Purchaser and that the covenants set forth in Section 7.3 below are fair and reasonable.

      7.3 Non-Disclosure. None of the Principals and the Seller shall, directly or indirectly, at any time disclose to any Person, or take or use for the purposes of any Person, other than the Parent or the Purchaser, any Confidential Information or Trade Secrets. Each of the Principals and the Seller authorizes the Parent and the Purchaser to inspect the computers and other data collection or storage devices of the Principals or the Seller at any time in order to permit the Parent or the Purchaser to determine their compliance with the provisions of the immediately preceding sentence. The obligations of the
Principals and the Seller set forth in this Section 7.3 apply to, and are intended to prevent, the direct or indirect disclosure of any Confidential Information or Trade Secrets to Persons where such disclosure of the Confidential Information or the Trade Secrets would reasonably be considered to be useful to the Parent's or the Purchaser's competitors or to any other Person to become a competitor based, in whole or in part, on such Confidential Information or Trade Secrets. Immediately upon request by the Parent or the Purchaser, each of the Principals and the Seller shall deliver to the Parent or the Purchaser all Confidential Information and Trade Secrets and all Parent or Purchaser property then in his or its possession.

      7.4 Independent Agreements. The covenants set forth in Section 7.3 above shall be construed as an agreement independent of any other provision contained in this Agreement, and the existence of any claim or cause of action, whether predicated upon this Agreement or otherwise, against the Parent or the Purchaser shall not constitute a defense to the enforcement by the Parent or the Purchaser of any of such covenants. Each of the Principals and the Seller acknowledges that the Parent and the Purchaser has fully performed all obligations entitling it to the benefit of the covenants set forth in Section 7.3 above, and that such covenants, therefore, are not executory or otherwise subject to rejection under the Bankruptcy Code of 1978.

                                  ARTICLE VIII
                    Survival and Indemnities; Other Remedies

      8.1 Survival. All of the representations, warranties, covenants, agreements and indemnities of the parties set forth in this Agreement shall survive the consummation of the transactions contemplated by this Agreement indefinitely, notwithstanding any audit or investigation made by or on behalf of any such party.


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

      8.2 Indemnification of the Parent and the Purchaser. Each of the Principals and the Seller shall, jointly and severally, indemnify and hold harmless the Parent and the Purchaser from, against and in respect of the full amount of any and all liabilities, damages, claims, taxes, deficiencies, assessments, losses, penalties, interest, costs and expenses (including without limitation fees and disbursements of trial and appellate counsel)(collectively, the "Indemnified Expenses") arising from, in connection with, or incident to any breach or violation of any or all of the representations, warranties, covenants and agreements made by it, him or them in this Agreement.

      8.3 Indemnification of the Principals and the Seller. The Parent and the Purchaser shall, jointly and severally, indemnify and hold harmless each of the Principals and the Seller from, against and in respect of the full amount of any and all Indemnified Expenses arising from, in connection with, or incident to any breach or violation of any or all of the representations, warranties, covenants and agreements made by the Parent or the Purchaser in this Agreement.

      8.4 Injunction; Specific Performance. It is recognized and acknowledged by each of the parties that a breach or violation by any party of any or all or the provisions contained in this Agreement will cause irreparable harm and damage to the other parties in a monetary amount which would be virtually impossible to ascertain. As a result, each of the parties recognizes and acknowledges that the parties shall be entitled to the remedies of injunction and/or specific performance from any court of competent jurisdiction enjoining and restraining any breach or violation by any party of any or all of the provisions contained herein and/or requiring the specific performance of any or all of the provisions contained herein, and that such rights to injunction and specific performance shall be cumulative and in addition to whatever other rights and remedies any party may possess hereunder, at law and in equity.

                                   ARTICLE IX
                            Miscellaneous Provisions

      9.1 Expenses. All of the legal, accounting and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne and paid by the party to this Agreement incurring such costs and expenses, and no party shall be obligated for any cost or expense incurred by any other party to this Agreement.

      9.2 Further Assurances. From and after the date of this Agreement, each of the parties shall cooperate with one another, shall do and perform such actions and things, and shall execute and deliver such documents and instruments, as may be reasonable and necessary to effectuate the purposes and intents of this Agreement.

      9.3 Notices. Any and all notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand or email, (b) ten days after having been delivered to Federal Express, DHL, UPS, Airborne or another recognized overnight courier or delivery service, (c) when delivered by facsimile transmission, provided that an original copy of such transmission shall be sent by first class mail, postage prepaid, or (d) thirty days after having been deposited into the mail, by registered or certified mail, return receipt requested, postage prepaid, to the respective parties at their respective addresses or to their respective facsimile telephone numbers, as follow:


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

If to the Principals or the Seller:     Securenext Softwares Private Limited
                                        No 6, 4th Floor, "B" Wing
                                        Parsn Manere, 602, Mount Road
                                        Chennai, Tamilnadu,
                                        India 600 006
                                        Attn: K. Saravan Kumar
                                        Email: saran@securenext.com
                                        Fax:

If to the Parent or the Purchaser:      110 Media Group, Inc.
                                        100 West Lucerne Circle
                                        Suite 600
                                        Orlando, Florida  32801
                                        Attn: William A. Mobley, Jr.
                                        Email: wmobley@110mediagroup.com
                                        Fax: (407) 849-9834

or to such other address as any party may from time to time give written notice of to the other.

      9.4 Governing Law. This Agreement shall be governed by, and shall be construed and interpreted in accordance, with the laws of the State of Florida of the United States of America, without giving effect to the principles of conflicts of law thereof.

      9.5 Jurisdiction and Venue; Service of Process; Waiver of Trial by Jury. If any dispute or controversy shall arise between the Company and the Employee, then such dispute or controversy may only be brought for resolution in the United States District Court for the Middle District of Florida or in the Judicial Circuit Court in and for Orange County, Florida. Each of the Company and the Employee consents to the jurisdiction and venue of such courts, and agrees that it or he shall not contest or challenge the jurisdiction or venue of such courts. Each of the Company and the Employee agrees that service of any process, summons, notice or document, by United States registered or certified mail, to its or his address set forth in or as provided herein shall be effective service of process for any action, suit or proceeding brought against it or him in any such court. In recognition of the fact that the issues which would arise under this Agreement are of such a complex nature that they could not be properly tried before a jury, each of the Company and the Employee waives trial by jury.

      9.6 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, among the parties with respect to such subject matter. This Agreement may not be amended or modified in any manner, except by a written instrument executed by all of the parties hereto.

      9.7 Benefits; Binding Effect. This Agreement shall be for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, executors, legal representatives, successors and assigns.


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

      9.8 No Waivers. The waiver by any party of a breach or violation of any provision of this Agreement by any other party shall not operate nor be construed as a waiver of any subsequent breach or violation or as a waiver by any other party of such breach or violation. The waiver by any party to exercise any right or remedy it or he may possess shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation or as bar to the exercise of such right or remedy by any other party.

      9.9 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

      9.10 Counterparts. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

      IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of the date first written above.


   /s/ T.K. Balaji                                 /s/ K. Saravan Kumar
       T. K. Balaji                                K. Saravan Kumar


                                                SECURENEXT SOFTWARES
                                                PRIVATE LIMITED


   /s/ T.K. Shivaji Rao                            /s/ T.K. Balaji
       T. K. Shivaji Rao                           T. K. Balaji, Chairman and
                                                   Managing Director


110 Media Group, Inc.                           ByIndia, Inc.


By /s/ William Mobley, Jr.                      By /s/ William Mobley, Jr.
       William A. Mobley, Jr.                      William A. Mobley, Jr.
       Chairman and Chief Executive Officer        Chairman and Chief Executive
                                                   Officer


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